Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                Date of Report (Date of earliest event reported:)
                           March 13, 2006 (March 13, 2006)

                     American Physicians Service Group, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                        0-11453                         75-1458323
  (State of               (Commission File Number)              (IRS Employer)
Incorporation)               Identification No.)



     1301 Capitol of Texas Highway
              Suite C-300
              Austin, Texas                                      78746
(Address of principal executive offices)                       (Zip Code)



                                 (512) 328-0888
                         (Registrant's telephone number,
                               including area code)

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 13, 2006, American Physicians Service Group, Inc. issued a press release entitled, "American Physicians Service Group, Inc. Announces Increases in Fourth Quarter and Annual Results" The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Physicians Service Group, Inc.



Date: March 13, 2006            By:   /s/ W.H. Hayes
                                ----------------------------------------------

                                Name: W.H. Hayes
                                ----------------------------------------------

                                Title: Sr VP - Finance
                                ----------------------------------------------

                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1 Press Release issued by American Physicians Service Group, Inc., on March 13, 2006.